Income Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes
11. Income Taxes
The Company accounts for income taxes in accordance with authoritative guidance, which requires the use of the asset and liability method. Under this method, deferred income tax assets and liabilities are determined based upon the difference between the consolidated financial statement carrying amounts and the tax basis of assets and liabilities and are measured using the enacted tax rate expected to apply to taxable income in the years in which the differences are expected to be reversed.
The Company’s net losses for the years ended December 31, 2025 and 2024 have been derived in the United States. No current or deferred income taxes were recorded, and no material income tax payments were made during the years ended December 31, 2025 and 2024.

The following table presents a reconciliation of the statutory federal rate and our effective tax rate (in thousands, except percentages):

	Year Ended December 31, 2025		Year Ended December 31, 2024
	Amounts	Percentages	Amounts	Percentages
Income tax benefit at statutory rate	$(28,149)	21.0%	$(15,598)	21.0%
Changes in valuation allowance	29,126	(21.7)%	13,748	(18.5)%
Tax credits	(2,499)	1.9%	(2,777)	3.7%
Change in unrecognized tax benefits	625	(0.5)%	694	(0.9)%
Nontaxable and nondeductible items	1,181	(0.9)%	136	(0.2)%
Initiation of standalone operations	—	—	3,797	(5.1)%
Other adjustments	(284)	0.2%	—	—

Income tax benefit at effective rate	$—	—%	$—	—%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The following table presents the significant components of the Company’s deferred tax assets and liabilities for the periods presented (in thousands):

	December 31, 2025	December 31, 2024
Deferred tax assets:
Net operating loss carryforwards	$42,732	$13,699
Property and equipment	49	—
Accruals and reserves	1,525	557
Amortization of intangibles not recognized under GAAP	2,515	1,081
Stock-based compensation	1,509	274
Capitalized research and experimental expenditures	32,237	25,641
Tax credits	6,490	3,939
Other	825	—

Gross deferred tax assets	87,882	45,191
Valuation allowance	(87,182)	(45,180)

Deferred tax assets, net of valuation allowance	700	11

Deferred tax liabilities:
Property and equipment	—	(11)
Other	(700)	—

Deferred tax liabilities	(700)	(11)

Net deferred tax assets	$—	$—

As of December 31, 2025, the Company has federal net operating loss carryforwards of approximately $148.8 million, to reduce future taxable income. The federal net operating losses generated prior to 2018 amounting to $4.9 million will begin to expire in
2036
, losses generated after 2018 amounting to $143.9 million

will carry over indefinitely and would be subject to an 80% taxable income limitation in the year utilized. As of December 31, 2025, the Company has state net operating loss carryforwards of approximately $129.8 million, to reduce future taxable income. State net operating losses will generally begin to expire in
2036
.
As of December 31, 2025, the Company has federal research and development credit carryforwards of approximately $6.7 million, to offset future tax liability. The credit carryforwards will begin to expire in
2039
. As of December 31, 2025, the Company has state research and development credit carryforwards of approximately $1.9 million, to offset future tax liability. The credit carryforwards are not subject to expiration.
A valuation allowance is provided for deferred tax assets where the recoverability of the assets is uncertain. The determination to provide a valuation allowance is dependent upon the assessment of whether it is more likely than not that sufficient future taxable income will be generated to utilize the deferred tax assets. Based on the weight of the available evidence, which includes the Company’s historical operating losses and forecast of future losses, the Company provided a full valuation allowance against the Company’s deferred tax assets resulting from the tax loss and credits carried forward.
Utilization of the Company’s net operating loss and credit carryforwards may be subject to a substantial annual limitation due to an ownership change limitations as provided by Section 382 of the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of net operating losses and credits before utilization. In the event that the Company had a change of ownership, utilization of the net operating loss and tax credit carryforwards may be restricted.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	Year Ended December 31,
	2025	2024
Beginning balance at December 31, 2024	$1,313	$442
Reductions of prior year positions	(4)	(13)
Additions based on tax positions related to current year	855	884

Ending balance at December 31, 2025	$2,164	$1,313

As of December 31, 2025 and 2024, the Company has
no
t recorded interest and penalties associated with its unrecognized tax benefits. If recognized, the unrecognized gross tax benefits would no
t reduce the annual effective tax rate
because
the Company has recorded a valuation allowance on its deferred tax assets. The Company currently has no federal or state tax examinations in progress, and all years are open for examination by federal and state authorities due to the losses carrying over.